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                    Allmerica Investment Trust (the "Trust")
                                  Supplement to
                        Prospectus dated May 1, 2000 and
            Statement of Additional Information dated October 1, 2000


Nicholas-Applegate Capital Management, L.P. ("NACM"), Sub-Adviser of the
Select Aggressive Growth Fund of the Trust (the "Fund"), has announced that it will be acquired by Allianz AG ("Allianz"), an insurance company headquartered in Germany. The transaction is expected to close in the first quarter of 2001. Following the completion of the transaction, NACM will continue to operate as a separate business entity under the same name and will remain headquartered in San Diego. Arthur E. Nicholas, founder and managing partner of NACM, will continue to direct the operations of the firm.

This transaction will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the current Sub-Adviser Agreement between Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the Manager of the Trust, and NACM, resulting in its automatic termination on the effective date of the transaction. On November 14, 2000 the Board of Trustees, including a majority of the disinterested Trustees, approved a new Sub-Adviser Agreement between AFIMS and NACM, as a subsidiary of Allianz, to become effective immediately upon the completion of the transaction. The new Sub-Adviser Agreement is substantially the same as the current Sub-Adviser Agreement. There is no change in the fees paid to NACM or AFIMS. Under an order received from the Securities and Exchange Commission, the Trust and AFIMS are permitted to enter into and amend sub-advisory agreements without a shareholder vote.

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The chart containing information on the individuals who are primarily responsible for the day-to-day management of the Core Equity Fund under the heading "Management of the Funds" in the Prospectus is amended to delete all of the information with respect to Chris Leavy, who has left Miller, Anderson & Sherrerd, LLP, Sub-Adviser of the Fund, to take another position.




Dated:  December 22, 2000